UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48033
(Address of principal executive offices)	(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 14, 2018, Lear Corporation (the “Company”) entered into a Second Amended and Restated Employment Agreement with Raymond E. Scott in connection with Mr. Scott’s previously disclosed appointment as President and Chief Executive Officer of the Company as the successor to Matthew J. Simoncini in that role, effective March 1, 2018 (the “Scott Agreement”).

Pursuant to the Scott Agreement, Mr. Scott will serve as the Company’s President and Chief Executive Officer. Mr. Scott will receive an initial annual base salary of $1,160,000 and will remain eligible to participate in the Company’s Annual Incentive Plan and 2009 Long-Term Stock Incentive Plan (the “LTSIP”).

The Scott Agreement otherwise contains terms substantially similar to those of Mr. Scott’s employment agreement in effect prior to the amendment and restatement, including, but not limited to, (i) in the event that Mr. Scott’s employment is terminated by the Company other than for “cause” or “incapacity” or by Mr. Scott for “good reason” (as such terms are defined in the Scott Agreement), or due to Mr. Scott’s death, a severance package comprised of two times the sum of Mr. Scott’s annual base salary and target bonus, 24 months of continued health coverage, full vesting of time-vested LTSIP awards and pro-rata vesting of performance-based LTSIP awards (based on actual performance), and (ii) restrictive covenants relating to non-competition, confidential information, and non-solicitation of the Company’s employees and customers.

The foregoing description of the Scott Agreement is a summary only and is qualified in its entirety by reference to the full text of the Scott Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement, dated as of February 14, 2018, between the Company and Raymond E. Scott.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: February 14, 2018	By:	/s/ Jeffrey H. Vanneste
	Name:	Jeffrey H. Vanneste
	Title:	Senior Vice President and Chief Financial Officer

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